Pursuant to Rule 497(e) Registration No. 333-11283

SUNAMERICA FOCUSED SERIES, INC.

•	Focused Large-Cap Value Portfolio	•	Focused Large-Cap Growth Portfolio
•	Focused Mid-Cap Value Portfolio	•	Focused Mid-Cap Growth Portfolio
•	Focused Multi-Cap Value Portfolio	•	Focused Multi-Cap Growth Portfolio
•	Focused Small-Cap Value Portfolio	•	Focused Small-Cap Growth Portfolio
•	Focused Technology Portfolio	•	Focused International Equity Portfolio
•	Focused Growth and Income Portfolio

(each a “Portfolio” and collectively, the “Portfolios”)

Supplement dated September 12, 2006, to the prospectus dated February 28, 2006

     Effective immediately, on page 2 of the Portfolios’ prospectus, the explanation of the “focus” strategy is replaced in its entirety with the following:

“A focus strategy is one in which an Adviser actively invests in a small number of holdings which constitute its favorite stock-picking ideas at any given moment. A focus philosophy reflects the belief that, over time, the performance of most investment managers’ “highest confidence” stocks exceeds that of their more diversified portfolios. Each Adviser of the Focused Large-Cap Growth Portfolio, Focused Multi-Cap Growth Portfolio, Focused Mid-Cap Growth Portfolio, Focused Large-Cap Value Portfolio, Focused Multi-Cap Value Portfolio, Focused Mid-Cap Value Portfolio, Focused Growth and Income Portfolio, Focused International Equity Portfolio and the Focused Technology Portfolio will generally invest in up to 10 securities, and each of these Portfolios will generally hold up to a total of 30 securities. The Adviser to the Focused Dividend Strategy Portfolio will generally hold up to 30 securities. Each Adviser to the Focused Small-Cap Growth Portfolio and Focused Small-Cap Value Portfolio will generally invest in up to 20 securities, and each of these Portfolios will generally hold up to a total of 60 securities. Examples of when a Portfolio may hold more than the specified number of securities include, but is not limited to, re-balancing or purchase and sale transactions, including where a new subadviser is selected to manage a Portfolio or a portion of a Portfolio’s assets. Each Adviser may invest in additional financial instruments for the purpose of cash management or to hedge a security position.”

     In the “Portfolio Highlights” section of the prospectus, on page 3, the first sentence under the heading “Additional Information about the Focused Technology Portfolio’s Principal Investment Techniques” is replaced with the following:

“The Focused Technology Portfolio will generally invest in up to thirty companies whose principal investment businesses the Advisers believe will significantly benefit from advances or improvements in technology (“Technology Companies”).”

     Additionally, on page 3, the first sentence of the first paragraph under the heading “Additional Information about the Focused Dividend Strategy Portfolio” is replaced in its entirety with the following:

“The Focused Dividend Strategy Portfolio will generally select up to thirty high dividend yielding common stocks; which will be evaluated and adjusted at the discretion of the portfolio manager on a monthly basis, with consideration of the following factors:”

     Also on page 3, under the same heading, the second and third sentences of the second paragraph are replaced in the entirety with the following:

“Immediately after the Focused Dividend Strategy Portfolio buys and sells stocks, it will hold approximately an equal value of each of the stocks held in the Portfolio. In other words, when the Focused Dividend Strategy Portfolio holds 30 stocks, it will invest about 1/30 of its assets in each of the stocks that make up its portfolio.”

     In the “Glossary” section of the prospectus, on page 41, the paragraph under the heading “Monthly Rebalancing” is replaced in its entirety with the following:

“Monthly Rebalancing No later than the fifth business day of each month, SunAmerica will rebalance the Focused Dividend Strategy Portfolio’s holdings to create equal weightings among the number of stocks selected on the basis of the criteria applied as of the preceding month. SunAmerica will implement the rebalancing by purchasing new stocks that meet the selection criteria in order to achieve the proper weighting of each of the stocks.”

     Also in the “Glossary” section of the prospectus, on page 42, the first sentence under the heading “Disciplined Strategy” is replaced in its entirety with the following:

“The Focused Dividend Strategy Portfolio will not deviate from its passively managed strategy, which entails buying and holding up to approximately thirty stocks selected through objective selection criteria (except if necessary to comply with federal tax laws applicable to the Portfolio).”

* * * *

     Effective immediately, in the “Shareholder Account Information” section of the prospectus, on page 26, the second bullet point under the heading “Waivers for Certain Investors for Class A Shares” is replaced with the following:

“ • Participants in certain employer sponsored benefit plans. The sales charge is waived with respect to shares purchased by employer sponsored retirement plans, whether or not subject to the Employee Retirement Income Security Act of 1974, as amended (“ERISA”), that offer the Portfolio(s) as an investment vehicle, where the trustee, fiduciary or administrator has entered into an agreement with the Distributor, a Portfolio or its agents with respect to such purchases, and where the trustee, fiduciary or administrator performs participant recordkeeping or other administrative services.”

     Additionally, on the same page, the section under the heading “Waivers for Certain Investors for Class B and Class C shares” is replaced in its entirety with the following:

“Waivers for Certain Investors for Class B and Class C shares. Under the following circumstances, the contingent deferred sales charge may be waived on redemption of Class B and C shares. The Portfolios reserve the right to modify or to cease offering these programs at any time:

• Within one year of the shareholder’s death or becoming legally disabled (individually and spousal joint accounts only).

• Taxable distributions to participants made by qualified retirement plans or retirement accounts (not including rollovers) for which AIG SunAmerica Funds Services, Inc. serves as fiduciary and in which the plan participant or account holder has attained the age of 59 ½ at the time the redemption is made.

• Fund Directors and other individuals who are affiliated with any Portfolio or any Portfolio distributed by the Distributor.

• To make payments through the Systematic Withdrawal Plan (subject to certain conditions).

• Eligible participant distributions from employer sponsored retirement plans that meet the eligibility criteria set forth above under “Waivers For Certain Investors for Class A Shares,” such as distributions due to death, disability, financial hardship, loans, retirement and termination of employment, or any return of excess contributions.

• Involuntary redemptions (e.g., closing of small accounts described under Shareholder Account Information).”

* * * *

     Effective October 1, 2005, in the “Portfolio Highlights” section, on page 3 of the Portfolios’ prospectus, the following paragraph replaces the paragraph in the subsection entitled “Market Capitalization Ranges”:

“Market Capitalization Ranges

Companies are determined to be large-cap companies, mid-cap companies or small-cap companies based upon the market capitalization of companies that are members of certain Russell Indexes during the most recent 12-month period. A company is determined to be a large-cap company, mid-cap company or small-cap company based upon its market capitalization at the time which its security is purchased. The Portfolios’ market capitalization ranges will change over time as Russell adds and deletes companies from the indexes. As of August 31, 2006, the market capitalization ranges are as follows: 6.185 billion or less for the small-cap category, between $265 million and $27.205 billion for the mid-cap category; and $265 million or more for the large-cap category.

     In the “Glossary” section, on page 40 of the Portfolios’ prospectus, the definitions of “Large-Cap Company,” “Mid-Cap Company” and “Small-Cap Company” are replaced in their entirety with the following:

“Large-Cap companies will generally include companies whose market capitalizations, at the time of purchase, are equal to or greater than the smallest company in the Russell 1000 Index during the most recent 12-month period. During the 12-month period ending August 31, 2006, the smallest company in the Russell 1000 Index had a market-cap of $265 million.”

“Mid-Cap companies will generally include companies whose market capitalizations, at time of purchase, range from the smallest company included in the Russell Midcap Index to the largest company in the Russell Midcap Index during the most recent 12-month period. During the 12-month period ending August 31, 2006, the smallest company in the Russell Midcap Index had a market-cap of $ 265 million and the largest company in the Russell Midcap Index had a market-cap of $ 27.205 billion.”

“Small-Cap companies will generally include companies whose market capitalizations, at time of purchase, are equal to or less than the largest company in the Russell 2000 Index during the most recent 12-month period. During the 12-month period ending August 31, 2006, the largest company in the Russell 2000 index had a market-cap of $6.185 billion.”

* * * *

     Effective immediately, footnote number 5 to the Annual Fund Operating Expense tables on pages 16 through 21 of the Portfolio’s prospectus is replaced with the following:

“5. The Board of Directors (the “Board or the “Directors”), including a majority of the Independent Directors, approved the Investment Advisory and Management Agreement subject to certain net expense ratios. The Adviser will waive fees and reimburse expenses should the Total Annual Fund Operating Expenses be higher than the following net expense ratios: 1.72% for Class A shares and 2.37% for Class B and C shares of the Focused Large-Cap Value Portfolio, Focused Multi-Cap Growth Portfolio, Focused Multi-Cap Value Portfolio, Focused Small-Cap Value Portfolio and Focused Growth and Income Portfolio; 1.72% for Class A shares, 2.37% for Class B and Class C shares and 1.62% for Class I shares of the Focused Mid-Cap Growth Portfolio, Focused Small-Cap Growth Portfolio and Focused Mid-Cap Value Portfolio; 0.95% for Class A and 1.60% for Class B and Class C shares of the Focused Dividend Strategy Portfolio; 1.95% for Class A shares and 2.60% for Class B and Class C shares of the Focused International Equity Portfolio; 1.97% for Class A shares and 2.62% for Class B and Class C shares of the Focused Technology Portfolio. The Adviser may not increase such ratios, which are contractually required by agreement with the Board, without the approval of the Board, including a majority of the Independent Directors. The expense waivers and fee reimbursements will continue indefinitely, subject to termination by the Directors, including a majority of the Independent Directors. For the fiscal year ending October 31, 2005, the Adviser did not waive or reimburse any of the fees or expenses pursuant to the agreement for the Focused Large-Cap Value Portfolio Class A shares or the Focused Small-Cap Value Portfolio Class A shares because the Total Annual Fund Operating Expenses did not exceed the contractual limits on expenses.”

* * * *

     Effective immediately, in the section titled “Fund Management” on page 55 of the Prospectus all references to Paul Ma are hereby deleted and replaced in their entirety with the following:

Name, Title and Affiliation of
Portfolio Manager	Experience

Brendan Voege Portfolio Manager and Vice President, AIG SunAmerica	Mr. Voege is a portfolio manager and quantitative analyst at AIG SunAmerica. He evaluates portfolios on the theory and application of attribution, risk characteristics, and style analysis. Before joining AIG SunAmerica in November 2004, Mr. Voege was a portfolio analytics specialist at FactSet Research Systems from January 2002 to November 2004 where he created customized solutions for clients managing long/short, American Depository Receipt, and derivative portfolios. From November 2000 to January 2002, Mr. Voege worked in the consulting group at Factset Research Systems. Mr. Voege received a B.A. from Fordham University and an M.B.A. from Iona College. He also holds the CFA designation.

SUNAMERICA FOCUSED SERIES, INC.

•	Focused Large-Cap Value Portfolio	•	Focused Large-Cap Growth Portfolio
•	Focused Mid-Cap Value Portfolio	•	Focused Mid-Cap Growth Portfolio
•	Focused Multi-Cap Value Portfolio	•	Focused Multi-Cap Growth Portfolio
•	Focused Small-Cap Value Portfolio	•	Focused Small-Cap Growth Portfolio
•	Focused Technology Portfolio	•	Focused International Equity Portfolio
•	Focused Growth and Income Portfolio

(each a “Portfolio” and collectively, the “Portfolios”)

Supplement dated September 12, 2006 to the Statement of Additional Information
dated February 28, 2006, as supplemented May 11, 2006

     Effective immediately, in the “Investment Objectives and Policies” section of the Portfolios’ Statement of Additional Information (“SAI”), the first sentence of the first paragraph under the heading “Investment in Small, Unseasoned Companies,” is replaced in its entirety by the following:

“As described in the Prospectuses, each Portfolio except for the Focused Dividend Strategy Portfolio may invest in the securities of small-cap companies. “

     Additionally, in the same section, the first sentence of the second paragraph is replaced in its entirety by the following:

“Mid-Cap Companies may also suffer more significant losses as well as realize more substantial growth than larger, more established issuers.”

* * * *

     Effective immediately, in the section titled “ADVISERS, PERSONAL SECURITIES. TRADING, DISTRIBUTOR AND ADMINISTRATOR,” the table on page 63 is replaced in its entirety with the following:

     “SunAmerica has agreed to waive fees or reimburse expenses, if necessary, to keep operating expenses at or below an annual rate of the percentage of assets of the following share classes for each applicable Portfolio.

.

	Operating Expenses At or Below Annual Rate

Portfolio	Class A	Class	Class	Class I	Class Z
		B	C

Focused Technology Portfolio	1.97%	2.62%	2.62%	--	--

Focused International Equity	1.95%	2.60%	2.60%	--	--
Portfolio

Focused Small-Cap Growth	1.72%	2.37%	2.37%	1.62%	--
Portfolio

Focused Multi-Cap Value	1.72%	2.37%	2.37%	--	--
Portfolio

Focused Multi-Cap Growth	1.72%	2.37%	2.37%	--	--
Portfolio

Focused Growth and Income	1.72%	2.37%	2.37%	--	--
Portfolio

Focused Large-Cap Value	1.72%	2.37%	2.37%	--	--
Portfolio

Focused Small-Cap Value	1.72%	2.37%	2.37%	--	--
Portfolio

Focused Dividend Strategy	0.95%	1.60%	1.60%	--	--
Portfolio

Focused Mid-Cap Growth	1.72%	2.37%	2.37%	1.62%	--
Portfolio

Focused Mid-Cap Value	1.72%	2.37%	2.37%	1.62%	--
Portfolio

* * * *

     Effective immediately, the description of the Portfolios’ policies and procedures with respect to the disclosure of non-public portfolio holdings information on pages 91 and 92 of the SAI are replaced with the following:

“DISCLOSURE OF PORTFOLIO HOLDINGS
POLICIES AND PROCEDURES

     The Board of Directors (the “Board”) has adopted policies and procedures relating to disclosure of the Portfolios' securities. These policies and procedures govern when and by whom portfolio holdings information will be publicly disclosed or made available to nonaffiliated third parties. Unless a Portfolio’s portfolio holdings have been publicly disclosed, it is the policy of the Portfolios’ that their portfolio holdings information will not be provided to a third party unless there is a legitimate business purpose for providing this information, subject to certain conditions described below and as set for in the Portfolios’ policy.

     The Portfolios' complete portfolio holdings are publicly available via SEC filings made by the Portfolios on a fiscal quarterly basis. These shareholder reports and regulatory filings are filed with the SEC, as required by federal securities laws, and are generally available within sixty (60) days of the end of the Portfolios' fiscal quarter.

      In addition, the Portfolios’ complete holdings information will be made available on the Portfolios’ website on a monthly basis. The Portfolios’ holdings for each month will posted on the first business day following the 15th day of each month.

     Portfolio holdings information shall not be publicly disclosed until the information is at least 15 days old, unless otherwise approved by the Adviser's Legal Department. The Portfolio and its affiliates are not authorized to receive compensation or other consideration for the non-public disclosure of portfolio holdings information.

     Before any non-public disclosure of information about a Portfolio’s holdings is permitted, an employee of the Adviser seeking to disclose such information must submit a written form to his or her department head requesting the release of non-public portfolio holdings information. The request must then be submitted to the Legal and/or Compliance Departments of the Adviser. The Portfolios’ Chief Compliance Officer or the Adviser's Legal Department may approve the request if it is determined that there is a legitimate business purpose for the disclosure of such information to the third party that there are no material conflicts between the Portfolio’s shareholders and the Portfolio’s affiliates. To find that there is a legitimate business purpose, it must be determined that the selective disclosure of portfolio holdings information is necessary to the Portfolio’s operation or is in the Portfolio’s best interest. If the request is approved, the third party must execute a confidentiality agreement governing the third party's duties with respect to the portfolio holdings information, which includes the duty to keep such information confidential, and to not use the information for purposes of trading in the shares of the Portfolio for any reason.

     Non-public holdings information may be provided to the Portfolios’ service providers on an as-needed basis in connection with the services provided to the Portfolios by such service providers. Information may be provided to these parties without a time lag. Service providers that may be provided with information concerning the Portfolios’ holdings include the Adviser and its affiliates, legal counsel, independent registered public accounting firms, custodian, fund accounting agent, financial printers, proxy voting service providers and broker-dealers who are involved in executing portfolio transactions on behalf of the Portfolios. Portfolio holdings information may also be provided to the Portfolio’s Board. The entities to whom the Portfolios’ provides portfolio holdings information either by explicit arrangement or by virtue of their respective duties to the Portfolios as required to maintain the confidentiality of the information provided.

      At each quarterly meeting of the Board, the Adviser shall present the Board with a report disclosing the addition of any organization or individual that has been approved to receive non-public portfolio holdings of the Portfolios and the purpose for such disclosure.”

* * * *

      Effective immediately, in the section titled “Additional Information about the Portfolio Managers” on page 68 of the SAI the portion of the chart relating to the Focused Dividend Strategy is hereby deleted and replaced in its entirety with the following:

Other Accounts
(As of August 31, 2006)*

			Registered Investment		Pooled Investment
			Companies		Vehicles		Other Accounts

	Advisers/		No. of	Assets	No. of	Assets	No. of	Assets
Portfolio	Sub-adviser	Portfolio Manager	Accounts	($millions)	Accounts	($millions)	Accounts	($millions)

Focused	AIG	Brendan Voege	1	100.7	0	N/A	0	N/A
Dividend	SunAmerica
Strategy

     Any additional references in the SAI to Paul Ma are hereby deleted.

* * * *

     Effective Immediately, the first and third paragraphs under the heading “Waiver of Contingent Deferred Sales Charges” on page 105 of the SAI are deleted and replaced in its entirety by the following:

“Death

     CDSCs may be waived on redemptions within one year following the death (i) of the sole shareholder on an individual account or (ii) of a joint tenant where the surviving joint tenant is the deceased’s spouse. If, upon the occurrence of one of the foregoing, the account is transferred to an account registered in the name of the deceased’s estate, the CDSC will be waived on any redemption from the estate account occurring within one year of the death. If Class B shares are not redeemed within one year of the death, they will remain Class B shares and be subject to the applicable CDSC, when redeemed.”

“Distributions

     CDSCs may be waived on taxable distributions to participants of qualified retirement plans or retirement accounts (not including rollovers) for which AIG SunAmerica Funds Services, Inc. serves as a fiduciary and in which the plan participant or account holder has attained the age of 59½ at the time the redemption is made.”

     Additionally, the section titled “Waiver of Sales Charges with Respect to Certain Purchases of Class A Shares” on page 106 and 107 of the SAI is deleted and replaced in its entirety with the following:

“Waiver of Sales Charges with Respect to Certain Purchases of Class A Shares

To the extent that sales are made for personal investment purposes, the sales charge is waived as to Class A shares purchased by current or retired officers, directors, and other full-time employees of the Adviser and its affiliates, as well as members of the selling group and family members of the foregoing. In addition, the sales charge is waived with respect to shares purchased by employer sponsored retirement plans, whether or not subject to the Employee Retirement Income Security Act of 1974, as amended (“ERISA”), that offer the Portfolio(s) as an investment vehicle, where the trustee, fiduciary or administrator has entered into an agreement with the Distributor, a Portfolio or its agents with respect to such purchases, and where the trustee, fiduciary or administrator performs participant recordkeeping or other administrative services. Further, the sales charge is waived with respect to shares purchased by “wrap accounts” for the benefit of clients of broker-dealers, financial institutions, financial planners or registered investment advisers adhering to the following standards established by the Distributor: (i) the broker-dealer, financial institution or financial planner charges its client(s) an advisory fee based on the assets under management on an annual basis, and (ii) such broker-dealer, financial institution or financial planner does not advertise that shares of the Portfolios may be purchased by clients at net asset value. Shares purchased under this waiver may not be resold except to the Portfolio. Shares are offered at net asset value to the foregoing persons because of anticipated economies in sales effort and sales related expenses. Reductions in sales charges apply to purchases of shares by a “single person” including an individual; members of a family unit comprising husband, wife and minor children; or a trustee or other fiduciary purchasing for a single fiduciary account. Complete details concerning how an investor may purchase shares at reduced sales charges may be obtained by contacting the Distributor.”